SUNAMERICA EQUITY FUNDS

              Supplement to the Prospectus dated November 16, 2001

The following items reflect changes to the Class B shares of the Fund:

The Maximum Deferred Sales Charge (Load), applicable to Class B shares of the Fund, as set forth on pages 12 and 13 of the Prospectus, has been changed to 4.00%.

                                    *********

References to the cost of investing in Class B shares of the Fund, as indicated in the section entitled "EXAMPLE" on pages 14 and 15 of the Prospectus, should be replaced with the following:

If you redeemed your investment at the end of the periods indicated:

                                            1 Year          3 Years          5 Years         10 Years
BLUE CHIP GROWTH FUND
    (Class B shares) .....................   $612            $955             $1,324          $2,252

GROWTH OPPORTUNITIES FUND
    (Class B shares) .....................   $613            $958             $1,329          $2,260

NEW CENTURY FUND
    (Class B shares) .....................   $610            $949             $1,314          $2,234

GROWTH AND INCOME FUND
    (Class B shares) .....................   $608            $943             $1,303          $2,218

BALANCED ASSETS FUND
    (Class B shares) .....................   $609            $946             $1,308          $2,228

"DOGS" OF WALL STREET FUND
    (Class B shares) .....................   $563            $805             $1,071          $1,726

INTERNATIONAL EQUITY FUND
    (Class B shares) .....................   $658            $1,094           $1,555          $2,727

If you did not redeem your shares:


                                           1 Year          3 Years       5 Years       10 Years
BLUE CHIP GROWTH FUND
    (Class B shares)                        $212            $655          $1,124        $2,252

GROWTH OPPORTUNITIES FUND
    (Class B shares)                        $213            $658          $1,129        $2,260

NEW CENTURY FUND
    (Class B shares)                        $210            $649          $1,114        $2,234

GROWTH AND INCOME FUND
    (Class B shares)                        $208            $643          $1,103        $2,218

BALANCED ASSETS FUND
    (Class B shares)                        $209            $646          $1,108        $2,228

"DOGS" OF WALL STREET FUND
    (Class B shares)                        $163            $505          $871          $1,726

INTERNATIONAL EQUITY FUND
    (Class B shares)                        $258            $793          $1,355        $2,727

                                    *********

Under the section "CALCULATION OF SALES CHARGES" on page 16 of the Prospectus, the third paragraph should be replaced in its entirety with the following:

         CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:


            Years after purchase              CDSC on shares being sold

            1st year or 2nd year              4.00%
            3rd year or 4th year              3.00%
            5th year                          2.00%
            6th year                          1.00%
            7th year or 8th year              None

Dated: January 2, 2002